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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): November 25, 1996


                                 TIMELINE, INC.
             (Exact name of Registrant as specified in its charter)


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
            WASHINGTON                                 1-13524                                91-1590734
 (State or other jurisdiction of              (Commission File Number)                     (I.R.S. Employer
  incorporation or organization)                                                          Identification No.)
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                        3055 112TH AVENUE N.E., STE. 106
                               BELLEVUE, WA 98004
                    (Address of principal executive offices)


                                 (206) 822-3140
                         (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

         The Registrant issued the following press release on November 25, 1996:

         BELLEVUE, Wash.--(PR NEWSWIRE) -- November 25, 1996--Timeline Inc., (NASDAQ: TMLN) today announced Charles R. Osenbaugh has been named president and chief executive officer. Osenbaugh, Timeline's chief financial officer, replaces John W. Calahan who has been named chief technology officer. Calahan remains on the board of directors.

         "John is an integral part of this company. His first love has always been the technology, and he wants to focus his efforts on marketing and setting product direction," Osenbaugh said.

         "I am very proud of what we've created at Timeline. I will focus on making our technology a standard on which our partners can build vertical applications. I will be actively presenting our technology to the financial community, third party vendors and other software developers," Calahan said.

         "Our technology is such that many third party vendors can use it as a platform to create vertical reporting packages that reflect their own distinct advantages. Allowing third party vendors to build on and market our technology as their own ensures Timeline's products will get the broadest distribution," Osenbaugh concluded.

         Timeline develops, markets and supports Microsoft Windows-based financial management reporting software. MV Analyst for Microsoft Excel was developed for Windows '95 and Windows NT. Timeline can be reached at 800-342-3365 or on the World Wide web at http://www.timeline.com.

         Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this news release looking forward in time involve risks and uncertainties, including the effects of changing economic conditions, corporate spending patterns, marketing alliances, trends in the software market, product demand, market acceptance of Timeline's products, product introduction delays, regulatory changes, revenue recognition procedures for domestic software companies, currency fluctuations, recruiting and retaining skilled employees, and other risk factors detailed in the Company's Securities and Exchange Commission filings.

Timeline is a registered trademark of Timeline, Inc. Microsoft, Windows and Windows NT are registered trademarks of Microsoft Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Timeline, Inc.
                                      (Registrant)


Date: December 3, 1996                By: /s/ Charles R. Osenbaugh
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                                              Charles R. Osenbaugh
                                              President/Chief Executive Officer



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